American Century Mutual Funds, Inc. Prospectus Supplement
Growth Fund
Supplement dated February 21, 2020 ■ Prospectus dated March 1, 2019

On February 21, 2020, the All Cap Growth Fund will merge into the Growth Fund (the “Reorganization”). Some All Cap Growth shareholders, who will become Growth shareholders as a result of the Reorganization, hold their shares in Giftrust accounts. The following changes relate to these Giftrust accounts and are effective as of the completion of the Reorganization.

The following replaces the heading for the last row in the Shareholder Fees table on page 2 of the prospectus:
Maximum Annual Account Maintenance Fee (waived for unmatured Giftrust accounts or if eligible investments total at least $10,000)

The following is added after the Purchase and Sale of Fund Shares section on page 5 of the prospectus:
Purchase and Sale of Fund Shares Through a Giftrust®
Prior to June 21, 2017, shares could be purchased to establish a Giftrust, which was a product created by American Century as a way to invest for someone other than yourself through a one-time gift held in an irrevocable trust.
As of June 21, 2017, no new Giftrusts may be opened. However, additional shares may be purchased for Giftrusts established prior to August 1, 2002, by check or by wire.
Once a Giftrust matures, the shares are transferred out of the Giftrust and into a new account registered in the beneficiary’s individual name. The beneficiary may purchase additional shares or redeem shares in the new account as indicated above in the Purchase and Sale of Fund Shares section.

The following is added as the third paragraph in the Investing Directly with American Century Investments section on page 10 of the prospectus:
Prior to June 21, 2017, shares could be purchased to establish a Giftrust, which was a product created by American Century as a way to invest for someone other than yourself through a one-time gift held in an irrevocable trust. As of June 21, 2017, no new Giftrusts may be opened. However, additional shares may be purchased for Giftrusts established prior to August 1, 2002. No additional gifts may be made into Giftrusts opened on or after August 1, 2002. Investor Class shares are the only option available for purchase through a Giftrust. Please remember that the person establishing a Giftrust gives up the right to redeem or exchange shares.

The Investing Directly with American Century Investments section on pages 10-11 of the prospectus is updated to describe how additional gifts may be made into existing Giftrust accounts established prior to August 1, 2002. Such investments may be made as follows:
By Wire
Give your bank the following information:

•	American Century Investments’ bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918

•	The Giftrust account number and Growth Fund via Giftrust

•	The Giftrust beneficiary’s name

•	Dollar amount
By Telephone
Investor Services Representative: 1-800-345-2021
Call if you have authorized us to invest from your bank. Additional gifts must be at least $50.
By Mail or Fax
Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200
Fax: 1-888-327-1998

To transfer shares into an existing Giftrust account: Send written instructions to transfer your shares from another American Century Investments account into a previously established Giftrust account.
To make additional gifts into an existing Giftrust account: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Automatically
To make additional gifts into an existing Giftrust account: Use the form available on our website at americancentury.com to make automatic gifts on a regular basis. Additional gifts must be at least $50.
In Person
If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you make additional investments.

•	4500 Main Street, Kansas City, MO - 8 a.m. to 5 p.m., Monday - Friday

•	4917 Town Center Drive, Leawood, KS - 8 a.m. to 5 p.m., Monday - Friday; 8 a.m. to noon, Saturday

•	1665 Charleston Road, Mountain View, CA - 8 a.m. to 5 p.m., Monday - Friday

The following is added after the Redemptions section on page 18 of the prospectus:
Giftrust Redemptions
Shares in a Giftrust account ordinarily may not be redeemed until the Giftrust matures. Currently, the minimum term of a Giftrust is 18 years and the maximum term is 65 years. By the terms of the trust, a gift is irrevocable and will be held in trust until its term expires. However, Missouri law makes it possible to terminate a Giftrust early under certain circumstances with the consent of the grantor and all beneficiaries. This requires a completed Giftrust Early Termination Form, which is available online at americancentury.com or by calling a Service Representative at 1-800-345-2021. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

The following is added after the Taxes section on pages 23-24 of the prospectus:
Taxes - Giftrust
The following is only a summary of the tax law effects of investing through a Giftrust. The tax laws applicable to trusts in general are quite complex. You should consider consulting your tax advisor or attorney before making an investment through a Giftrust. Distributions by the fund will impact the amount of taxes paid by a Giftrust. Distributions may consist of dividend and interest income the fund receives on its investments or capital gains it generates as a result of the sale of its securities.
Taxability of Distributions
Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case distributions of income are taxed at the same rates as long-term capital gains.
Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period and the stock was not on loan at the time of the dividend.
The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.
If the fund’s distributions exceed current and accumulated earnings and profits, such excess will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.
For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.
If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. No federal income tax is due from a Giftrust unless its income exceeds approximately $100 in a year. Distributions also may be subject to state and local taxes. The trustee files all state and federal tax returns and pays the taxes by redeeming the appropriate number of shares from the trust. A $10 fee is charged to a Giftrust for each year a tax return is filed. This fee also is paid by redeeming shares from the Giftrust.

Taxes on Transactions
Redemptions by beneficiaries once a Giftrust has matured or been terminated early - including exchanges to other American Century Investments funds - are subject to capital gains tax. Based on current tax law, which is subject to change, gains or losses would be treated as either short-term or long-term capital gains or losses.
Gift Taxes
Making a contribution to a Giftrust is considered a gift of a future interest under the federal tax code. That means the gift does not qualify for the annual gift tax exclusion. For Giftrusts established before August 1, 2002, if the grantor makes additional gifts in subsequent years, a United States Gift Tax Return (Form 709) must be filed for each year’s gift(s). No gift tax is payable until your cumulative lifetime gifts exceed the exemption. Each gift reduces the exemption equivalent that would otherwise be available in the future.

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CL-SPL-95951 2002